                                                                    EXHIBIT 10.1
                                                                    ------------

     THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS. EXCEPT AS OTHERWISE SET FORTH HEREIN OR IN THE INVESTMENT AGREEMENT, DATED AS OF FEBRUARY 27, 2001, BETWEEN ITC/\DELTACOM, INC. (THE "CORPORATION") AND ITC HOLDING COMPANY, INC., AS AMENDED AS OF MAY 29, 2001 (AS AMENDED FROM TIME TO TIME, THE "INVESTMENT AGREEMENT"), NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF
     (A) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR SUCH LAWS, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE ACT AND (B) EXCEPT IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH HEREIN AND SET FORTH IN THE INVESTMENT AGREEMENT. A COPY OF THE INVESTMENT AGREEMENT IS AVAILABLE UPON REQUEST TO THE SECRETARY OF THE CORPORATION FOR INSPECTION AT THE OFFICES OF THE CORPORATION.

     THIS WARRANT WAS INITIALLY ISSUED AS PART OF AN ISSUANCE OF SHARES OF SERIES B-2 CUMULATIVE CONVERTIBLE PREFERRED STOCK, PAR VALUE $.01 PER SHARE (THE "SERIES B PREFERRED STOCK"), OF THE CORPORATION. UNTIL SEPTEMBER 5, 2002, THIS WARRANT MAY NOT BE TRANSFERRED SEPARATELY FROM, BUT MAY BE TRANSFERRED ONLY TOGETHER WITH, SUCH SERIES B PREFERRED STOCK.

                               ITC/\DELTACOM, INC.
                          COMMON STOCK PURCHASE WARRANT

No. W-4                                                        September 5, 2001

     THIS CERTIFIES THAT, for value received, ITC Telecom Ventures, Inc., a Delaware corporation, or its permitted assigns, is entitled to purchase from ITC/\DeltaCom, Inc., a Delaware corporation (the "Corporation"), at any time or
                                                 -----------
from time to time as prescribed herein during the period specified in Section 2, 3,125,000 fully paid and non-assessable shares of the Common Stock, par value $.01 per share, of the Corporation (the "Common Stock"), at an exercise price of
                                         ------------
$2.56 per share (the "Exercise Price"). The term "Warrant Shares" as used herein
                      --------------              --------------
refers to the shares of Common Stock purchasable hereunder. The Exercise Price and the number of Warrant Shares are subject to adjustment as provided in
Section 4. The term "Warrants" as used herein means this Warrant and the other
                     --------
warrants issued pursuant to the Investment Agreement, dated as of February 27, 2001, between the Corporation and ITC Holding Company, Inc., as amended as of May 29, 2001 (as amended from time to time, the "Investment Agreement").
                                                 --------------------

     This Warrant is subject to the following terms, provisions and conditions.

     1. Manner of Exercise; Issuance of Certificates; Payment for Shares.
        ----------------------------------------------------------------
Subject to the provisions hereof, this Warrant may be exercised by the holder hereof, in whole of in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the "Exercise
                                                               --------
Agreement"), to the Corporation during normal business hours on any Business Day
---------
at the Corporation's principal executive offices (or such other office or agency of the Corporation as it may designate by notice to the holder hereof), and upon
(i) payment to the Corporation, in cash, by certified or official bank check or by wire transfer for the account of the Corporation, of the Exercise Price for the Warrant Shares specified in the Exercise Agreement or (ii) delivery to the Corporation of a written notice of an election to effect a "Cashless Exercise"
                                                            -----------------
(as defined in Section 12(c)) for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares (or an election to effect a Cashless Exercise has been made) as set forth above. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding 10 Business Days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Corporation shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

     2. Period of Exercise; Limitation on Exercise.
        ------------------------------------------

        (a) Subject to the terms and conditions herein, this Warrant is exercisable at any time or from time to time on or after the Issue Date and before 5:00 p.m., New York City time, on September 5, 2011 (the "Exercise
                                                                 --------
Period").
------

        (b) Notwithstanding Section 2(a) and any other provision of this Warrant, this Warrant shall be exercisable by any holder hereof from time to time, and such holder shall be entitled to exercise this Warrant in whole or in part, only to the extent that such exercise would not result in a Change of Control Event, as determined by the Board of Directors in good faith in accordance with the Investment Agreement. The operation of the preceding sentence shall not limit any adjustment of the Exercise Price and the number of Warrant Shares pursuant to Section 4.

     3. Certain Agreements of the Corporation. The Corporation hereby covenants
        -------------------------------------
and agrees as follows:

        (a) Shares to be Fully Paid. All Warrant Shares shall, upon issuance in
            -----------------------
accordance with the terms of this Warrant, be duly and validly issued, fully paid and non-assessable and not subject to the preemptive or other similar rights of the stockholders of the Corporation.

        (b) Reservation of Shares. During the Exercise Period, the Corporation
            ---------------------
at all times shall have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

        (c) Listing. The Corporation shall promptly secure the listing of the
            -------
shares of Common Stock issuable upon exercise of the Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant, if applicable) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Corporation shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Corporation issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

        (d) Successors and Assigns. This Warrant shall be binding upon any
            ----------------------
entity succeeding to the Corporation by merger, consolidation, or acquisition of all or substantially all of the Corporation's assets.

     4. Antidilution Provisions. During the Exercise Period, the Exercise Price
        -----------------------
and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up to the nearest cent.

        (a) Adjustment of Exercise Price and Number of Shares Upon Issuance of
            ------------------------------------------------------------------
Common Stock. Except as otherwise provided in Sections 4(c), 4(d) and 4(e), if
------------
and whenever on or after the Issue Date the Corporation issues or sells, or in accordance with Section 4(b) is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share (calculated as set forth in Section 4(b)) less than the then applicable Exercise Price in effect on the date of issuance or sale (or deemed issuance or sale) of such Common Stock (a "Dilutive Issuance"), then immediately upon the
                 -----------------

Dilutive Issuance, the Exercise Price shall be reduced to a price determined by multiplying the Exercise Price in effect immediately prior to the Dilutive Issuance by a fraction, (i) the numerator of which is an amount equal to the sum of (x) the total number of shares of Common Stock Deemed Outstanding immediately prior to the Dilutive Issuance, plus (y) the quotient of the aggregate consideration, calculated as set forth in Section 4(b), received or receivable by the Corporation upon such Dilutive Issuance divided by the then applicable Exercise Price in effect immediately prior to the Dilutive Issuance, and (ii) the denominator of which is the total number of shares of Common Stock Deemed Outstanding immediately after the Dilutive Issuance.

          (b) Effect on Exercise Price of Certain Events. For purposes of
              ------------------------------------------
determining the adjusted Exercise Price under Section 4(a), the following provisions shall be applicable:

              (i) Issuance of Rights or Options. If the Corporation in any
                  -----------------------------
     manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock, or other securities convertible into or exchangeable for Common Stock ("Convertible Securities") (such warrants, rights and options to purchase
       ----------------------
     Common Stock or Convertible Securities are hereinafter referred to as "Options"), and the price per share for which Common Stock is issuable upon
      -------
     the exercise of such Options is less than the then applicable Exercise Price in effect on the date of issuance or grant of such Options, then the maximum total number of shares of Common Stock issuable upon the exercise of all such Options shall, as of the date of the issuance or grant of such Options, be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. For purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon the exercise of such Options" is determined by dividing (x) the total amount, if any, received or receivable by the Corporation as consideration for the issuance or granting of all such Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the exercise of all such Options, plus, in the case of Convertible Securities issuable upon the exercise of such Options, the minimum aggregate amount of additional consideration payable upon the conversion or exchange thereof at the time such Convertible Securities first become convertible or exchangeable, by (y) the maximum total number of shares of Common Stock issuable upon the exercise of all such Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon the exercise of such Options or upon the conversion or exchange of Convertible Securities issuable upon exercise of such Options.

         (ii) Issuance of Convertible Securities. If the Corporation in any
              ----------------------------------
manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where such Convertible Securities are issuable upon the exercise of Options for which an adjustment of the applicable Exercise Price is made pursuant to Section 4(b)(i)) and the price per share for which Common Stock is issuable upon such conversion or exchange is less than the then applicable Exercise Price in effect on the date of issuance of such Convertible Securities, then the maximum total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities shall, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. For the purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon such conversion or exchange" is determined by dividing
(x) the total amount, if any, received or receivable by the Corporation as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof at the time such Convertible Securities first become convertible or exchangeable, by (y) the maximum total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities, and if any such issuance or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Exercise Price had been or are to be made pursuant to other provisions of this Section 4(b), no further adjustment of the Exercise Price shall be made by reason of such issuance or sale.

          (iii) Change in Option Price or Conversion Rate. If there is a change
                -----------------------------------------
at any time in (A) the amount of additional consideration payable to the Corporation upon the exercise of any Options; (B) the amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange of any Convertible Securities; or (C) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change shall be readjusted to the Exercise Price which would have been in effect at such time if such Options or Convertible Securities still outstanding had provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

          (iv) Treatment of Expired Options and Unexercised Convertible
               --------------------------------------------------------
Securities. If, in any case, the total number of shares of
----------

Common Stock issuable upon exercise of any Option or upon conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such Option or to convert or exchange such Convertible Securities shall have expired or terminated, the Exercise Price then in effect shall be readjusted to the Exercise Price which would have been in effect at the time of such expiration or termination if such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), had never been issued.

            (v) Calculation of Consideration Received. If any Common Stock,
                -------------------------------------
Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Section 4(b) shall be the amount received by the Corporation therefor before deduction of commissions, underwriting discounts or allowances or other expenses paid or incurred by the Corporation in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration. If any Common Stock, Options or Convertible Securities are issued in connection with any acquisition, merger or consolidation in which the Corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity which is attributable to such Common Stock, Options or Convertible Securities, as the case may be. Except as set forth below, the fair value of any consideration other than cash shall be determined in good faith by the mutual agreement of the Board of Directors and the Requisite Warrant Holders (as defined in Section 12(a)). If the Board of Directors and the Requisite Warrant Holders are unable to reach such agreement within a reasonable period, the fair value of such consideration shall be determined by an independent investment bank or a "Big Five" independent public accounting firm, in either case of nationally recognized standing in the valuation of businesses similar to the business of the Corporation, which shall be mutually acceptable to the Corporation and such holders. The determination of such investment bank or public accounting firm shall be final and binding upon the Corporation and the holders of the Warrants. Notwithstanding the foregoing, from and after the date on which ITC Holding Company, Inc. has ceased to be the "beneficial owner" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of Warrants representing a majority of the aggregate value of then outstanding Warrants (as computed for purposes of the definition of "Requisite Warrant Holders" set forth in Section 12(a)), in lieu of obtaining the agreement by the holders of the Requisite Warrant Holders to the fair value of any consideration other than cash as aforesaid, the Corporation may elect to have the fair value of such consideration determined by an independent investment bank or a "Big Five" independent public accounting firm, in either case of nationally recognized standing in the valuation of businesses similar to the business of the Corporation. The determination of such investment bank or public accounting firm shall be final and binding upon the Corporation and the holders of the Warrants.

            (vi) Exceptions to Adjustment of Exercise Price. No adjustment to
                 ------------------------------------------
     the Exercise Price shall be made (i) upon the issuance, sale, grant, conversion or exercise of any Options or Convertible Securities issued and outstanding, or committed to be issued, as of the Issue Date, or issuable pursuant to the Investment Agreement (including, without limitation, the Series A Preferred Stock, the Series B Preferred Stock, the Warrants and the Convertible Notes and any Options or Convertible Securities issued and outstanding, or committed to be issued, as of the Issue Date under the Benefit Plans or otherwise); (ii) upon the issuance, sale, grant, conversion or exercise of any Capital Stock, Options or Convertible Securities which may be issued or granted after the Issue Date under any stock option, stock incentive or other employee benefit plan of the Corporation or any subsidiary thereof in effect as of the Issue Date (including, without limitation, the Benefit Plans) or which becomes effective after the Issue Date, so long as such stock option, stock incentive or other employee benefit plan is approved by the Board of Directors (including the director designees, if any, of the holders of the Series B Preferred Stock); (iii) upon the issuance, sale or exercise of the Warrants; (iv) upon the issuance, sale, conversion or redemption of shares of Series B Preferred Stock in accordance with the Series B Certificates of Designation; or (v) upon any dividend or distribution on the Series B Preferred Stock in accordance with the Series B Certificates of Designation.

        (c) Distribution of Assets. If the Corporation shall declare or make any
            ----------------------
distribution of its assets (including cash) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise, then, after the date of record for determining stockholders entitled to such distribution, the holder of this Warrant shall be entitled, upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets which would have been payable to the holder if such holder had been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such distribution.

        (d) Subdivision or Combination of Common Stock. If the Corporation at
            ------------------------------------------
any time subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced. If the Corporation at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

        (e) Consolidation, Merger or Sale. In case of any consolidation of the
            -----------------------------
Corporation with, or merger of the Corporation into any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Corporation other than in connection with a plan of complete liquidation of the Corporation, then as a condition of such consolidation, merger, sale or conveyance, adequate provision shall be made whereby the holder of this Warrant shall have the right to acquire and receive upon exercise of this Warrant in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of capital stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant if such consolidation, merger, sale or conveyance had not taken place. In any such case, the Corporation shall make appropriate provision to insure that the provisions of this Section 4 shall thereafter be applicable as nearly as may be in relation to any shares of capital stock or securities thereafter deliverable upon the exercise of this Warrant.

        (f) Adjustment in Number of Shares. Upon each change of the Exercise
            ------------------------------
Price pursuant to the provisions of this Section 4, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying such number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such change by a fraction, the numerator of which is the Exercise Price immediately before such change and the denominator of which is the Exercise Price immediately after such change.

        (g) Notice of Adjustment. Within 20 Business Days after the occurrence
            --------------------
of any event which requires any adjustment of the Exercise Price, the Corporation shall give written notice thereof to the holder of this Warrant. Such notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, and shall set forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Corporation.

        (h) Minimum Adjustment of Exercise Price. No adjustment of the Exercise
            ------------------------------------
Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

        (i) No Fractional Shares. No fractional shares of Common Stock shall be
            ---------------------
issued upon the exercise of this Warrant. If the exercise of this Warrant would result in a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon exercise of this Warrant shall be rounded up to the next higher number of whole shares.

        (j) Other Notices. In case at any time:
            -------------

            (i) the Corporation shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (including dividends or distributions payable in cash out of retained earnings) to the holders of the Common Stock;

            (ii) the Corporation shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

            (iii) there shall be any capital reorganization of the Corporation, or reclassification of the Common Stock, or consolidation or merger of the Corporation with or into, or sale of all or substantially all of the Corporation's assets to, another corporation or entity; or

            (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in each such case, the Corporation shall give to the holder of this Warrant notice of the date on which the books of the Corporation shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, merger, sale, dissolution, liquidation or winding-up. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least 20 calendar days prior to the record date or the date on which the Corporation's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

     5. Issue Tax. The issuance of certificates for Warrant Shares upon the
        ---------
exercise of this Warrant shall be made without charge to the holder of this Warrant or such Warrant Shares for any issuance tax or other costs in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

     6. No Rights or Liabilities as a Stockholder. This Warrant shall not
        -----------------------------------------
entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Corporation, whether such liability is asserted by the Corporation or by creditors of the Corporation.

     7. Transfer, Exchange, and Replacement of Warrant; Issuance of Warrant
        -------------------------------------------------------------------
Shares.
------

        (a) Restriction on Transfer. This Warrant and the rights granted to the
            -----------------------
holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Corporation referred to in Section 7(e), provided, however, that any transfer or assignment shall be subject to the conditions set forth in Sections 7(f) and 7(g), to the restrictions on transfer set forth in Article V and Section 3.5 of the Investment Agreement, and to the other applicable provisions of the Investment Agreement. Until due presentment for registration of transfer on the books of the Corporation, the Corporation may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Corporation shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Section 8 are assignable only in accordance with the provisions of the Registration Rights Agreement, dated as of June 20, 2001, by and among the Corporation and the Holders party thereto (as amended from time to time, the "Registration Rights Agreement").
                        -----------------------------

        (b) Warrant Exchangeable for Different Denominations. This Warrant is
            ------------------------------------------------
exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Corporation referred to in Section 7(e), for new Warrants of like tenor representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder. Each such new Warrant shall represent the right to purchase such number of shares of Common Stock as shall be designated by the holder hereof at the time of such surrender.

          (c)  Replacement of Warrant. Upon receipt of evidence reasonably
               ----------------------
satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Corporation, at its expense, shall execute and deliver, in lieu thereof, a new Warrant of like tenor.

          (d)  Cancellation; Payment of Expenses. Upon the surrender of this
               ---------------------------------
Warrant in connection with any transfer, exchange or replacement as provided in this Section 7, this Warrant shall be promptly canceled by the Corporation. The Corporation shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the holder or transferees) and charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 7.

          (e)  Register. The Corporation shall maintain, at its principal
               --------
executive offices (or such other office or agency of the Corporation or of any other Person as it may designate by notice to the holder hereof), a register for this Warrant, in which the Corporation shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

          (f)  Exercise or Transfer Without Registration. If, at the time of the
               -----------------------------------------
surrender of this Warrant in connection with any exercise, transfer or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder) shall not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and under applicable state securities
                       --------------
or blue sky laws, the Corporation may require, as a condition of allowing such exercise, transfer or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Corporation a written opinion of counsel, which opinion and counsel are reasonably acceptable to the Corporation, to the effect that such exercise, transfer or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Corporation an investment letter in form and substance acceptable to the Corporation and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act; provided that no such opinion, letter or status as an "accredited investor" shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act. The holder of this Warrant, by taking and holding this Warrant, represents to the

Corporation that such holder is acquiring this Warrant for investment and not with a present view to the distribution thereof (it being understood that except as otherwise provided in this Warrant, such holder does not agree to hold the Warrant for any minimum or other specific term and reserves the right to dispose of the Warrant at any time in accordance with the Securities Act and state securities laws applicable to such disposition).

          (g)  Restrictive Legend. The certificates representing the Warrant
               ------------------
Shares shall bear such restrictive legends as are provided for in the Investment Agreement.

     8.   Registration Rights. The initial holder of this Warrant and certain
          -------------------
transferees of such holder are entitled to the benefits of such registration rights in respect of this Warrant and the Warrant Shares as are set forth in the Registration Rights Agreement.

     9.   Notices. All notices, requests and other communications required or
          -------
permitted to be given or delivered hereunder to the holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to such holder at the address shown for such holder on the books of the Corporation, or at such other address as shall have been furnished to the Corporation by notice from such holder. All notices, requests and other communications required or permitted to be given or delivered hereunder to the Corporation shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to the office of the Corporation at ITC/\DeltaCom, Inc., 4092 South Memorial Parkway, Huntsville, AL 35802,
Attention: General Counsel, or at such other address as shall have been furnished to the holder of this Warrant by notice from the Corporation. Any such notice, request or other communication may be sent by facsimile, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail or by recognized overnight mail courier as provided above. All notices, requests and other communications shall be deemed to have been given either at the time of the receipt thereof by the person entitled to receive such notice at the address of such person for purposes of this Section 9, or, if mailed by registered or certified mail or with a recognized overnight mail courier, upon deposit with the United States Post Office or such overnight mail courier, if postage is prepaid and the mailing is properly addressed, as the case may be.

     10.  Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN
          -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF DELAWARE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS).

     11.  Definitions. Unless the context otherwise requires, when used herein
          -----------
the following terms shall have the meaning indicated.

          "Benefit Plans" means the ITC/\DeltaCom, Inc. 1997 Stock Option Plan,
           -------------
the ITC/\DeltaCom, Inc. Director Stock Option Plan, the ITC Holding Company, Inc. Amended and Restated Stock Option Plan, the ITC Holding Company, Inc. NonEmployee Director Stock Option Plan and the ITC/\DeltaCom, Inc. Employee Profit Sharing & 401(k) Plan.

          "Board of Directors" means the Board of Directors of the Corporation.
           ------------------

          "Business Day" means any day except Saturday, Sunday and any legal
           ------------
holiday or a day on which banking institutions in New York City, New York or the State of Georgia generally are authorized or required by law or other governmental actions to close.

          "Change of Control Event" means any of the following events: (i) the
           -----------------------
event specified in clause (i)(b) of the definition of "Change of Control" contained in the Indenture, dated as of June 3, 1997, as amended from time to time, between the Corporation and United States Trust Company of New York, as Trustee; (ii) the event specified in clause (i) of the definition of "Change of Control" contained in the Indenture, dated as of March 3, 1998, as amended from time to time, between the Corporation and United States Trust Company of New York, as Trustee; (iii) the event specified in clause (i) of the definition of "Change of Control" contained in the Indenture, dated as of November 5, 1998, as amended from time to time, between the Corporation and United States Trust Company of New York, as Trustee; and (iv) the event specified in clause (a) of the definition of "Change of Control" contained in the Senior Credit Agreement.

          "Common Stock" means the Common Stock and any additional class of
           ------------
stock of the Corporation having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only shares of Common Stock in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Sock, or in the case of any consolidation, merger, sale or conveyance of the character referred to in Section 4(e), the stock or other securities or property provided for in Section 4(e).

          "Common Stock Deemed Outstanding" means the number of shares of Common
           -------------------------------
Stock actually outstanding, plus the maximum total number of shares of Common Stock issuable upon the exercise of any then outstanding Warrants or issuable upon conversion of any then outstanding Series A Preferred Stock or Series B Preferred Stock, whether or not such

Warrants, Series A Preferred Stock or Series B Preferred Stock are actually exercisable, convertible or exchangeable at such time, without duplication.

          "Convertible Notes" means the 4 1/2% Convertible Subordinated Notes
           -----------------
due 2006 of the Corporation.

          "Current Market Price" means the average of the daily Market Prices of
           --------------------
the Common Stock for the 20 consecutive trading days immediately preceding the date for which such value is to be computed.

          "Issue Date" means September 5, 2001.
           ----------

          "Market Price" means, with respect to the Common Stock, on any given
           ------------
day, (i) the price of the last trade, as reported on the Nasdaq National Market, not identified as having been reported late to such system, or (ii) if the Common Stock is so traded, but not so reported, the average of the last bid and ask prices, as those prices are reported on the Nasdaq National Market, or (iii) if the Common Stock is not listed or authorized for trading on the Nasdaq National Market or any comparable system, the average of the closing bid and ask prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time in good faith by the Board of Directors for that purpose. If the Common Stock is not listed and traded in a manner that the quotations referred to above are available for the period required hereunder, the Market Price per share of Common Stock shall be deemed to be the fair value per share of such security as determined in good faith by the Board of Directors.

          "Person" means any corporation, limited liability company,
           ------
partnership, trust, organization, association, other entity or individual.

          "Senior Credit Agreement" means the Credit Agreement, dated as of
           -----------------------
April 5, 2000, among the Corporation, as Parent, Interstate FiberNet, Inc., as Borrower, the Subsidiary Guarantors named therein, the Initial Lenders named therein, Morgan Stanley Senior Funding, Inc., as Administrative Agent, Morgan Stanley & Co. Incorporated, as Collateral Agent, Bank of America, N.A., as Syndication Agent, and Goldman Sachs Credit Partners L.P., as Documentation Agent, as amended as of June 1, 2001, as amended from time to time.

          "Series A Preferred Stock" means the Series A Convertible Preferred
           ------------------------
Stock, par value $.01 per share, of the Corporation.

          "Series B Certificates of Designation" means, collectively, the
           ------------------------------------
certificates of designation with respect to the various series of the Series B Preferred Stock.

          "Series B Preferred Stock" means, collectively, each series of
           ------------------------
preferred stock, par value $.01 per share, of the Corporation designated by the

Board of Directors as "Series B-__ Cumulative Convertible Preferred Stock" which is issued pursuant to the Investment Agreement and the certificate of designation for each such series of preferred stock.

     12.  Miscellaneous.
          -------------

          (a)  Amendments; Waivers. Except as provided in the last sentence of
               -------------------
this Section 12(a), the provisions of this Warrant, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Corporation has obtained the written consent of the Requisite Warrant Holders (as defined below). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of this Warrant and that does not directly or indirectly affect the rights of other holders of the Warrants may be given by the holder hereof; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. Each holder of the Warrants outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 12(a), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Warrant or is delivered to such holder. "Requisite Warrant Holders" means, as of the date of determination, the holders of Warrants representing a majority of the aggregate value of then outstanding Warrants, where the value of each Warrant shall be equal to the product of the Exercise Price of such Warrant and the Warrant Shares purchasable under such Warrant as of such date of determination. The Corporation may amend or supplement this Warrant without the consent of the holder of this Warrant to (i) cure any ambiguity or to correct any defective or inconsistent provision or clerical omission or mistake or manifest error contained in this Warrant or (ii) provide for a financial or other qualified institution to act as warrant agent on behalf of the Corporation to register the transfer of Warrants and to assume and discharge such other duties as shall be customary for warrant agents with respect to warrants registered under the Securities Act; provided, that any amendment or supplement referred to in clause (i) or (ii) above does not, and shall not, in the good faith opinion of the Board of Directors, adversely affect, adversely alter or adversely change the rights, privileges or immunities of the holders of Warrants; and provided, further, that the Corporation shall provide each affected holder of Warrants with written notice of each such amendment or supplement.

          (b)  Descriptive Headings. The descriptive headings of the several
               --------------------
Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

          (c)  Cashless Exercise. Notwithstanding anything to the contrary
               -----------------
contained in this Warrant, other than the terms of the transfer restrictions set forth in Section 7, this Warrant may be exercised by presentation and surrender of this Warrant to the Corporation at its principal executive offices with a written notice of the holder's intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise").
                                                           -----------------
In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares to which such Holder would otherwise be entitled by a fraction, the numerator of which shall be the excess of the then Current Market Price per share of Common Stock over the Exercise Price, and the denominator of which shall be the then Current Market Price per share of Common Stock.

          IN WITNESS WHEREOF, the Corporation has caused this Warrant to be signed by its duly authorized officer, this 5/th/ day of September 2001.

                                           ITC/\DELTACOM, INC.



                                           By: /s/ Douglas A. Shumate
                                               ----------------------
                                               Name: Douglas A. Shumate
                                               Title: Senior Vice President-
                                                       Chief Financial Officer

                           FORM OF EXERCISE AGREEMENT


                                                     Dated: _______________




TO: ITC/\DELTACOM, INC.

          The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to purchase ____________ shares of Common Stock covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant in cash or by certified or official bank check or wire transfer in the amount of $__________, or by surrender of securities issued by the Corporation (including a portion of the Warrant) having a market value (in the case of a portion of this Warrant, determined in accordance with Section 12(c) of the Warrant) equal to $_____. Please issue a certificate or certificates for such _______________ shares of Common Stock in the name of the undersigned and, if such number of shares of Common Stock shall not be all of the shares purchasable under the within Warrant, issue a new Warrant in the name of such undersigned covering the balance of the shares purchasable thereunder.

                                        Name: ____________________________

                                        Signature: _______________________


                                        Address:   _______________________
                                                   _______________________
                                                   _______________________


                                        Note:      The above signature should
                                                   correspond exactly with the
                                                   name on the face of the
                                                   within Warrant.

                               FORM OF ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee                   Address                       No. of Shares
----------------                   -------                       -------------



, and hereby irrevocably constitutes and appoints ______________________________ ___________________________ as agent and attorney-in-fact to transfer such Warrant on the books of the within-named corporation, with full power of substitution in the premises.

Dated: ____________________

In the presence of:

___________________________




                                     Name: __________________________________

                                     Signature: _____________________________

                                     Title of Signing Officer or Agent (if any):

                                                _____________________________


                                     Address:   _____________________________
                                                _____________________________
                                                _____________________________

                                     Note:      The above signature should
                                                correspond exactly with the
                                                name on the face of the within
                                                Warrant.